UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 21, 2007

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

                000-17869                             04-2713778
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        (Commission File Number)           (IRS Employer Identification No.)


 One Vision Drive, Natick, Massachusetts                       01760-2059
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

On November 21, 2007, the Board of Directors of Cognex Corporation (the "Company") approved amendments to Sections 8.3 and 8.5 of the Company's By-Laws to allow for the issuance and transfer of uncertificated shares of the Company, which amendments were effective immediately. The purpose of these amendments was to ensure that the Company would be eligible to participate in a Direct Registration Program, as required by NASDAQ Rule 4350. The full text of the amendments is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.  Description

3.1*         Amendment to By-Laws of Cognex Corporation dated November 21, 2007

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*  Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the




                                            COGNEX CORPORATION


Date: November 26, 2007         By: /s/  Richard A. Morin
                                    --------------------------------------------
                                    Name:  Richard A. Morin
                                    Title: Senior Vice President of Finance,
                                           Chief Financial Officer, and
                                           Treasurer

                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------

3.1*         Amendment to By-Laws of Cognex Corporation dated November 21, 2007

--------------------
*  Filed herewith.